SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report February 4, 2000
                                        ----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                   1-3950                               38-0549190
                   ------                               ----------
          (Commission File Number)          (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                   48126
 --------------------------------------                   -----
 (Address of principal executive offices)               (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

Item 5.  Other Events.
---------------------


     Consolidated Financial Statements of Ford and Subsidiaries for the year ended and at December 31, 1999, together with the Report on Examination thereof by PricewaterhouseCoopers, L.L.P., independent certified public accountants, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

                                    EXHIBITS
                                    --------

Designation    Description                               Method of Filing
-----------    -----------                               ----------------


Exhibit 20     Consolidated Financial Statements         Filed with this Report
               of Ford and Subsidiaries for the
               year ended and at December 31, 1999,
               together with the Report on Examination
               thereof by PricewaterhouseCoopers, L.L.P., independent certified public accountants.

Exhibit 23     Consent of Experts                        Filed with this Report


Exhibit 27.1   Financial Data Schedule -
               Automotive Sector                         Filed with this Report


Exhibit 27.2   Financial Data Schedule -
               Financial Services Sector                 Filed with this Report

Exhibit 27.3   Financial Data Schedule -
               Conglomerate Total                        Filed with this Report

                                    SIGNATURE
                                    ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                               FORD MOTOR COMPANY
                                               (Registrant)


Date:  February 4, 2000                        By: /s/ Peter Sherry, Jr.
                                                   --------------------
                                                   Peter Sherry, Jr.
                                                   Assistant Secretary



                                  EXHIBIT INDEX
                                  -------------

DESIGNATION                         DESCRIPTION
-----------                         -----------

Exhibit 20                          Consolidated Financial Statements
                                    of Ford and Subsidiaries for the
                                    year ended and at December 31, 1997,
                                    together with the Report on Examination
                                    thereof by PricewaterhouseCoopers L.L.P., independent certified public accountants.

Exhibit 23                          Consent of Experts


Exhibit 27.1                        Financial Data Schedule -
                                    Automotive Segment

Exhibit 27.2                        Financial Data Schedule -
                                    Financial Services Segment

Exhibit 27.3                        Financial Data Schedule -
                                    Conglomerate Total